UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21712

Clough Global Equity Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Equity Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2006

Item 1. Reports to Stockholders.

CLOUGH GLOBAL EQUITY FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Annual Report

March 31, 2006

SHAREHOLDER LETTER

March 31, 2006

To Our Shareholders:

The Fund began investing on April 27, 2005 and we are pleased with its performance to date. It’s closing market price on March 31, 2006 was $22.46, an increase from it’s $20.00 initial offering price. In addition, three cash distributions totaling $0.96 per share have been paid, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was 17.36%. Meanwhile the Fund’s underlying net asset value has increased, including reinvested dividends, 29.90%, from $19.10 to $23.74 per share as of March 31st.

Sometimes the popular trade is the right trade. Our energy shortage theme continues to be the largest component of the portfolio, particularly since the stocks have not moved up with the rise in crude oil. After outperforming for nearly three years, oil stocks began to correct back in late September 2005. Many natural gas stocks are well off their highs of last autumn. Nevertheless, as an investment theme we think energy has years to run. Our reason for thinking this is the huge capital needs required to bring on new hydrocarbon supplies. Since 2001, Exxon Mobil Corp has continued to significantly increase its capital expenditures, but the company’s production of oil and gas over the past five years has still declined. OPEC production hardly rose in 2005 despite a doubling of prices, indicating the absence of a supply response to higher oil prices. Meanwhile, global demand for both crude oil and specifically for gasoline in the U.S. is higher year-on-year.

Commodities are for the most part supply driven, and if depletion rates for the world’s major oil and gas fields are accelerating, and new supplies of consequence must come from as of yet undeveloped deep water reservoirs, it will be years before relief from high oil and gas prices is seen. It is estimated that development costs for new underwater fields may total $1.5 to $2.5 trillion. This has several consequences.

1) The equity market capitalizations for oil and gas producers should rise. While a new oil exchange traded fund designed to track the level of crude oil prices has recently been introduced, we think investing in producing companies will be more rewarding than buying the commodity. Producers benefit from compounding cash flow returns even in a static high oil price world. A producer with long lived reserves should generate huge cash on cash returns, even if oil prices level off, for years. Earnings gains may slow in the absence of even higher prices, but equity values should continue to rise as free cash builds. Multiples are low on current estimates and the companies in this sector have little to no debt on their balance sheets.

2) The entire equity market value of the oil service supplier industry is a small amount relative to the trillions of dollars about to be spent on oil field development. The Philadelphia Oil Service Index (OSX), which measures such things, was 145 in 1998; it stands at a little over 200 today. Yet Transocean Corp’s contract to supply a new drill-ship capable of drilling in 12,000 feet of water, a $650 million investment, gives that company visibility out to 2014 on some of its contracts.

3) Today the natural gas producer stocks are off their late 2005 highs as high gas inventories and weak near-term prices are depressing the stocks. But excess gas supplies, the result of the warmest winter in 100 years, amount to a small percentage of annual usage. With gas well depletion rates running up to 30% annually, a warm summer with itsattendant air conditioning needs would create renewed shortage.

We are also selectively invested in the metals sector where supplies remain tighter than many suspect. The financial markets are only now beginning to recognize the structural shortages inherent in the raw materials trade. Robust demand appears to be sustainable as infrastructure growth in developing economies looks to continue. New supplies are subject to long development timelines and rising marginal costs. China’s high savings rate keeps the cost of capital low and import needs for metals like copper and nickel will remain high. Media commentary of an inevitable natural resources bust appears to be far too anticipatory. The Financial Times quoted a McQuarie forecast that Chinese steelmakers will double production by 2010. That incremental tonnage is equal to the entire outputEuropean steelmakers produce today. China needs the steel and that is good for our holdings of iron ore producers.

Our funds are heavily leveraged to the forces of globalization. We think global capital flows will continue to increase and asset values will rise, particularly in Asia, Latin America and Eastern Europe. Japan in particular has become a source of global capital as it moves its M&A activity offshore. Corporate profits are strong and corporate debt in Japan is now below pre-bubble period. As the world comes to realize that even a U.S. consumption slowdown is unlikely to derail these economies, the investment dynamics in those regions will change, and growth will continue for industries whose demand is determined by what is occurring there. For example, the price of energy is determined as much by the economies in Asia, as in our North American futures markets. Non-China Asia and Japan are projected by the World Bank to enjoy growth of 6% or more this year.

We are invested in Japan. For years, Japan’s economy was the weakest of any developed nation. Today it is among the strongest, with domestic wages and salaries growing 3 ½% annually. We think cash flows are high and balance sheets are strong, which is helpful because the economy’s aged housing and business capital stocks need replacement. This provides a prescription for a strong domestic consumption and capital spending cycle. Domestic investors in Japan meanwhile are beginning to move their massive savings into stocks. Moreover, the Yen appears seriously undervalued and we think its recovery will add to our returns over time.

It is important to note many emerging markets are small, yet their economies have built a lot of wealth which we think is not yet reflected in their equities markets. In the U.S. markets, industry sectors that are leveraged to globalization represent perhaps 15-17% of the S&P 500 and the bulk of that is energy. We think over time it could migrate upwards of 30%.

The U.S. economy has proven remarkably resilient as the forces of globalization have overwhelmed the forces of U.S. debt liquidation, but that could change. The weak link in the global economy is the U.S. consumer and everyone recognizes that. Consumer stocks have been weak for years. Later this year, nearly 20% of outstanding adjustable rate mortgages will reprice upwards and as the Fed moves toward a 5% Fed Funds Rate, the cost of financial sector liabilities like deposits and bank prime rates will likely move upwards as well. If there are weak balance sheets out there, we think that should soon become visible as marginal borrowers and lenders get squeezed. Given the large rise in household debt in this cycle, there is a tipping point to consumer spending somewhere at a Fed Funds rate that may not be too far from today’s. Yet, the global economy still enjoys a large liquidity overhang, and it is our view that once U.S. consumption slows and the fed signals it has tightened enough, bond yields should fall and the globalization trade will likely do well.

We thank you for investing in the Clough Global Equity Fund and invite you to read updates on the website www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $1.5 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Equity Fund.

PORTFOLIO ALLOCATION

Asset Type (As a percentage of total investments)

Common Stocks	82.75%
U.S. Government & Agency Obligations	7.71%
Exchange Traded Funds	6.66%
Short-Term Investments	1.16%
Corporate Bonds	0.82%
Preferred Stocks	0.46%
Closed-End Funds	0.29%
Options Purchased	0.15%

Global Breakdown (As a percentage of total investments)

United States	54.43%
Japan	17.61%
Canada	6.06%
Brazil	4.07%
Bermuda	3.55%
Great Britain	2.34%
China	2.13%
Russia	2.00%
Hong Kong	1.10%
Australia	1.07%
Israel	1.02%
Malaysia	0.83%
South Africa	0.64%
Panama	0.55%
Netherlands	0.48%
India	0.46%
Ireland	0.39%
Mexico	0.30%
Taiwan	0.28%
Spain	0.23%
Chile	0.19%
South Korea	0.17%
Singapore	0.06%
Argentina	0.02%
New Zealand	0.01%
Other Countries	0.01%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

March 31, 2006

To the Board of Trustees and Shareholders of

Clough Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Equity Fund (the “Fund”), including the statement of investments, as of March 31, 2006, and the related statement of operations and statement of changes in net assets for the period from April 27, 2005 (commencement of operations) to March 31, 2006, and the financial highlights for period presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Equity Fund as of March 31, 2006, the results of its operations and changes in its net assets for the period from April 27, 2005 (commencement of operations) to March 31, 2006, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

May 19, 2006

STATEMENT OF INVESTMENTS

March 31, 2006

	Shares	Value
COMMON STOCK 116.79%
Consumer/Retail 6.71%
Bridgestone Corp. (a)	35,000	$730,034
Coinmach Service Class A	200,000	1,880,000
Daimaru Inc.	161,000	2,371,912
DSW Inc. - Class A (a)	97,100	3,041,172
Fast Retailing Company Ltd. (a)	42,500	4,156,117
Komeri Company Ltd.	33,400	1,248,598
Matsumotokiyoshi Co.	74,900	2,144,545
Mitsukoshi Ltd.	311,000	1,994,945
Nikon Corp.	83,000	1,487,935
Station Casinos Inc.	12,200	968,314
Sugi Pharmacy Co.	30,200	724,851
Toppan Forms Company Ltd.	153,600	2,565,655
Uni-Charm Corp.	70,600	3,467,018
Yamada Denki Co. Ltd.	11,700	1,348,930
		28,130,026
Energy 31.82%
Coal 4.78%
ALPHA Natural Resources Inc. (a)	94,100	2,177,474
Arch Coal Inc.	21,400	1,625,116
CONSOL Energy Inc.	21,800	1,616,688
Fording Canadian Coal Trust	85,900	3,263,341
KFx Inc. (a)	53,300	970,060
Massey Energy Company	42,100	1,518,547
Peabody Energy Corp.	66,300	3,342,183
Penn Virginia Resources Partners LP	32,700	1,875,999
Walter Industries Inc. *	25,000	1,665,500
Westmoreland Coal Company (a)	76,200	2,000,250
		20,055,158
Exploration & Production 10.29%
Amerada Hess Corp. *	23,200	3,303,680
Anadarko Petroleum Corp.	40,000	4,040,400
Canadian Natural Resources Ltd.	56,500	3,129,535
Cheniere Energy Inc. (a)	33,000	1,338,810
Chesapeake Energy Corp.	105,800	3,323,178
Chevron Corp	15,000	869,550
ConocoPhillips	10,000	631,500
Encana Corp.	106,200	4,962,726
EOG Resources. Inc.	12,000	864,000
Kerr-McGee Corp. *	39,000	3,723,720
Lukoil - Spon ADR	50,000	4,150,000
McMoran Exploration (a)	10,000	178,400
Nexen Inc.	20,000	1,100,800
OAO Gazprom - Spon ADR	42,800	3,916,200

	Shares	Value
Exploration & Production (continued)
Parallel Petro Corp. (a)	35,000	$645,750
Petro-Canada	8,200	390,238
Petrohawk Energy (a)	40,500	554,850
Petrohawk Energy Corp. (a)(c)	30,100	412,370
Plains Exploration & Production Co. (a)	20,000	772,800
Range Resources Corp.	33,000	901,230
Southwestern Energy (a)	74,000	2,382,060
Suncor Energy Inc.*	10,500	808,710
Tronox Inc - Class B (a)	7,864	133,609
Ultra Petroleum Corp. (a)	10,000	623,100
		43,157,216
Oil Services & Drillers 13.66%
Addax Petro Corp. 144A (a)(b)	20,300	486,706
Addax Petroleum Corp. (a)	8,800	210,986
Atwood Oceanics Inc. (a)	17,700	1,787,877
BJ Services Company	32,600	1,127,960
Cooper Cameron Corp. (a)	39,400	1,736,752
Diamond Offshore Drilling Inc.	74,900	6,703,550
ENSCO International Inc.	22,500	1,157,625
FMC Technologies, Inc. (a)	30,000	1,536,600
Global SantaFe Corp.	30,000	1,822,500
Grant Prideco Inc. (a)	82,400	3,530,016
Halliburton Company *	64,500	4,709,790
Helix Energy Solution (a)	71,000	2,690,900
Hornbeck Offshore Services Inc. (a)	52,000	1,875,640
Hydril (a)	20,000	1,559,000
Nabors Industries Ltd. (a)	40,000	2,863,200
National - Oilwell Varco Inc. (a)	44,600	2,859,752
Noble Corp.	53,000	4,298,300
Oil States International Inc. (a)	28,300	1,042,855
Rowan Cos Inc.	5,000	219,800
Schlumberger Ltd.	40,700	5,151,399
Tidewater Inc.	42,000	2,319,660
Transocean Inc. (a)*	60,000	4,818,000
Weatherford International (a)	60,600	2,772,450
		57,281,318
Refiners 3.09%
Frontier Oil Corp.	34,000	2,017,900
Holly Corp.	15,000	1,111,800
Tesoro Corp.	45,000	3,075,300
Valero Energy Corp.	113,000	6,755,140
		12,960,140
TOTAL ENERGY		133,453,832

	Shares	Value
Finance 21.24%
Banks 15.29%
77 Bank Ltd.	393,000	$3,028,471
Banco Bilbao Vizcaya - Spon ADR	59,200	1,234,320
Banco Bradesco Spon ADR	19,600	703,836
Bank of Ireland	12,800	237,330
Bank of Kyoto Ltd.	205,000	2,473,237
Bank of Yokohama Ltd.	679,000	5,561,223
Barclays PLC - Spon ADR	58,900	2,756,520
Brookline Bancorp, Inc.	62,500	968,125
Chiba Kogyo Bank Ltd. (a)	120,000	2,431,606
Daiwa Securities Group Inc.	699,000	9,377,408
Fidelity Bankshares, Inc.	36,100	1,214,043
HSBC Holdings PLC ADR	30,200	2,530,156
ICICI Bank Ltd.-Spon ADR	77,900	2,156,272
Joyo Bank Ltd.	598,000	4,216,992
Mellon Financial	34,500	1,228,200
Mizuho Financial Group Inc.	599	4,900,909
NewAlliance Bancshares, Inc.	69,800	1,007,214
Nikko Cordial Corp.	366,100	6,065,378
Nomura Holdings Inc - ADR	265,100	5,877,267
Shizuoka Bank Ltd.	552,000	5,571,589
Towa Bank Ltd.	207,000	562,787
		64,102,883
Non-Bank 5.95%
Apollo Investment Corp. *	528,626	9,414,829
Freddie Mac	20,300	1,238,300
Hokkoku Bank Ltd.	210,000	997,366
Hong Kong Exchanges (a)	350,000	2,111,056
MCG Capital Corp.	160,000	2,257,600
Mitsubishi Tokyo Financial ADR	172,500	2,623,725
Mitsubishi UFJ Financial Group Inc.	343	5,245,540
Thomas Weisel Group (a)	4,000	87,600
Waddell & Reed Financial Inc.-Class A	41,900	967,890
		24,943,906
TOTAL FINANCE		89,046,789

Healthcare 1.88%
BioSphere Medical 144a (a)(c)	100,000	750,000
BioSphere Medical Inc. (a)	121,100	908,250
Elan Corp Plc- Spon ADR (a)	127,000	1,833,880
Sepracor Inc. (a)	90,000	4,392,900
		7,885,030
Industrial 13.88%
American Science & Engineering Inc. (a)	55,000	5,137,000
Bunge Ltd.	27,500	1,532,025

	Shares	Value
Industrial (continued)
Chicago Bridge & Iron Company - NY shares	105,700	$2,536,800
Dresser-Rand Group Inc. (a)	77,005	1,913,574
Empresa Brasileira de Aeronautica - Spon ADR	207,400	7,642,690
Fluor Corp.	12,000	1,029,600
Foster Wheeler Ltd. (a)	56,400	2,668,284
Georgia Gulf Corp.	82,700	2,149,373
Infrasource Services (a)	19,800	340,758
Input/Output Inc. (a)	17,300	167,983
Insituform Technologies - Class A (a)	42,700	1,135,820
Jacobs Engineering Group Inc. (a)	17,800	1,543,972
Kokuyo Company, Ltd.	224,500	3,387,528
Magal Security Systems Ltd. (a)	244,826	3,226,807
Methanex Corp.	217,000	4,455,010
Middleby Corp. (a)	8,300	694,876
Nisshinbo Industries Inc.	110,000	1,232,710
Noritz Corp.	54,000	1,046,049
Pasona Inc.	1,260	2,965,336
Primary Energy Recycling Corp. (a)(b)	233,400	1,838,661
Sasol LTD-Sponsored ADR. (a)	89,500	3,385,785
The Shaw Group, Inc. (a)	39,300	1,194,720
Tata Motors Ltd. - Spon ADR	13,500	281,340
Veritas DGC Inc. (a)	65,000	2,950,350
Washington Group International Inc.	15,000	860,850
Willbros Group Inc. (a)	141,900	2,886,246
		58,204,147
Insurance 8.95%
Allstate Corp / The	40,000	2,084,400
American International Group	57,300	3,786,957
Arch Capital Group Ltd. (a)	44,700	2,580,978
Arthur J Gallagher & Co.	51,800	1,440,558
Aspen Insurance Hldg.	53,300	1,314,378
Axis Capital Holdings	30,000	897,000
Bristol West Holdings Inc.	140,600	2,706,550
CNA Financial Corp. (a)	24,100	767,344
Everest Re Group Ltd.	12,000	1,120,440
Hanover Insurance Group Inc.	30,600	1,604,052
Infinity Property & Casualty Corp.	44,000	1,836,560
IPC Holdings Ltd.	50,200	1,408,110
James River Group Inc. (a)	24,000	646,080
Marsh & McLennan Cos Inc. *	92,700	2,721,672
Montpelier Re Holdings Ltd.	59,500	969,850
PartnerRe Ltd.	90,800	5,637,772
Platinum Underwriters Holdings	87,900	2,557,890
St. Paul Travelers Cos Inc.	62,000	2,590,980
Willis Group Holdings Ltd.	25,000	856,500
		37,528,071

	Shares	Value
Media 0.03%
Asahi Broadcasting Corp.	1,000	$127,018

Metals & Mining 8.93%
BHP Billiton LTD ADR	92,200	3,674,170
Cia Vale do Rio Doce - ADR (a)	73,700	3,576,661
Cleveland-Cliffs Inc.	18,100	1,576,872
Coeur d’Alene Mines (a)	191,500	1,256,240
First Quantum Minerals Ltd. (a)	7,700	316,479
General Electric Co.	89,300	3,105,854
Hexcel Corp. (a)	161,400	3,545,958
Ivanhoe Mines Ltd. (a)	223,600	2,153,268
JSC MMC Norilsk Nickel - ADR	25,400	2,476,500
North American Palladium Ltd. (a)	185,100	2,160,117
Olin Corp.	218,000	4,680,460
Pan American Silver Corp. (a)	56,000	1,422,400
Phelps Dodge Corp.	20,000	1,610,600
Rio Tinto PLC - Spon ADR	13,200	2,732,400
Sherritt International Corp.	70,000	638,353
Stillwater Mining Co. (a)	153,900	2,533,194
		37,459,526
Real Estate 1.86%
Ashford Hospitality	80,000	992,000
Daiwa House Industry Co.	260,000	4,506,372
Goldcrest Company Ltd.	22,000	1,061,682
Trustreet Properties Inc.	80,900	1,228,871
		7,788,925
Technology and Communications 10.28%
Advanced Energy Industries Inc. (a)	74,800	1,056,924
Avnet Inc. (a)	80,000	2,030,400
Canadian Satellite (a)	25,000	221,561
Canadian Satellite - 144A (a)(b)	51,700	458,188
Cisco Systems Inc. (a)	152,100	3,296,007
Micron Technology (a)	228,000	3,356,160
Microsoft Corp.	67,700	1,842,117
Motorola, Inc.	217,400	4,980,634
News Corp - Class B	296,300	5,203,028
Oracle Corp. (a)	637,600	8,728,744
Photon Dynamics Inc. (a)	40,000	750,000
Radvision Ltd. (a)	119,600	2,134,860
Research In Motion (a)	79,900	6,781,912
Semitool Inc. (a)	150,000	1,705,500
Verint Systems Inc. (a)	15,600	551,772
		43,097,807

	Shares	Value
Transportation 4.43%
Central Japan Railway Company	48	$473,067
East Japan Railway Company	150	1,111,300
Gol - Linhas Aereas - ADR (a)	94,600	2,535,280
Golar LNG, Ltd. (a)	85,300	1,156,668
Kamigumi Co. Ltd.	220,000	1,753,271
Lan Airlines - Spon ADR	16,400	642,716
Nippon Express Co., Ltd.	304,000	1,725,336
Tokyo Corp.	549,000	3,698,870
US Airways Group Inc. (a)	137,112	5,484,480
		18,580,988
Utilities 6.78%
British Energy Group PLC (a)	151,800	1,714,301
Duke Energy Corp.	69,500	2,025,925
Dynegy Inc. (a)	22,000	105,600
El Paso Corp.	100,300	1,208,615
Exelon Corp.	48,700	2,576,230
FPL Group	35,000	1,404,900
ITC Holdings Corp.	47,600	1,249,500
McDermott International Inc. (a)	47,900	2,608,155
Mirant Corp. (a)	54,500	1,362,500
NRG Energy Inc. (a)	25,000	1,130,500
PPL Corp.	20,000	588,000
Public Service Enterprise Group Inc. *	71,700	4,591,668
Reliant Energy Inc. (a)	114,600	1,212,468
Sempra Energy	25,000	1,161,500
Southern Company	16,000	524,320
Southern Union Company	55,745	1,384,148
Williams Cos., Inc.	167,500	3,582,825
		28,431,155
TOTAL COMMON STOCKS (Cost $422,964,734)		489,733,314

EXCHANGE TRADED FUNDS 9.40%
iShares Dow Jones Select Dividend	70,000	4,389,000
iShares FTSE/Xinhua China 25 Index Fund	151,000	11,216,280
iShares MSCI Brazil	68,200	2,724,590
iShares MSCI Canada	66,000	1,559,580
iShares MSCI Hong Kong	227,900	3,074,371
iShares MSCI Japan	180,000	2,592,000
iShares MSCI Malaysia	583,400	4,357,998
iShares MSCI Pacific	28,000	2,938,600
iShares MSCI South Korea	19,300	900,345
iShares MSCI Taiwan	114,000	1,451,220
iShares S&P Latin America 40	30,000	4,206,600
TOTAL EXCHANGE TRADED FUNDS (Cost $34,675,420)		39,410,584

	Shares	Value

PREFERRED STOCK 0.64%
XL Capital Ltd., 6.50%	122,000	$2,705,960
TOTAL PREFERRED STOCK
(Cost $2,873,368)		2,705,960

SHORT TERM INVESTMENTS 1.63%
JP Morgan Prime	6,841,867	6,841,867
TOTAL SHORT TERM INVESTMENTS
(Cost $6,841,867)		6,841,867

CLOSED-END FUNDS 0.41%
The Ottoman Fund (a)	835,800	1,706,248
TOTAL CLOSED-END FUNDS
(Cost $1,453,874)		1,706,248

Due Date	Coupon	Principal Amount	Value
CORPORATE BONDS 1.16%
Barclays Bank PLC 09/24/2007	17.00%	$2,000,000	2,144,721
J Ray McDermott SA 12/15/2013 (b)	11.50%	2,325,000	2,726,063

TOTAL CORPORATE BONDS AND NOTES (Cost $4,725,950)			4,870,784

U.S. GOVERNMENT & AGENCY OBLIGATIONS 10.89%
United States Treasury Bill 04/20/2006*	4.47%	20,000,000	19,958,586

United States Treasury Bonds 02/15/2031*	5.38%	24,400,000	25,692,443
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $47,939,785)			45,651,029

PUT OPTIONS PURCHASED 0.22%

	Expiration	Exercise	Number of
Name	Date	Price	Contracts	Value
Energy Select Sector	June, 2006	$52.00	1,000	135,000
iShares Russell 2000	May, 2006	65.00	2,000	25,000
iShares Russell 2000	May, 2006	70.00	12,000	450,000
iShares Russell 2000	May, 2006	72.00	3,000	187,500
Oil Service HOLDRS	April, 2006	130.00	3,000	120,000

TOTAL PUT OPTIONS PURCHASED (Cost $5,252,220)				$917,500

Name		Value

Total Investments (Cost $526,727,218)	141.14%	$591,837,286

Other Assets in Excess of Liabilities	0.69%	2,888,679

Liquidation Preference of Auction Market Preferred Shares, series M28 and F7 (including dividends payable on preferred shares)	(41.83)%	(175,411,400)

NET ASSETS ATTRIBUTABLE TO COMMON SHARES	100.00%	$419,314,565

* Security, or portion of security, is being held as collateral for written options and/or short sales.

SCHEDULE OF PUT OPTIONS WRITTEN

	Expiration	Exercise	Number of
Name	Date	Price	Contracts	Value

Energy Select Sector	June, 2006	$45.00	500	$(11,250)
iShares Russell 2000	May, 2006	$63.00	13,700	(68,500)
iShares Russell 2000	May, 2006	$66.00	3,000	(37,500)
Oil Service HOLDRS	April, 2006	$120.00	1,500	(11,250)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $1,082,340)				$(128,500)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Amazon.com Corp. (a)	(47,700)	(1,741,527)
Comerica Inc.	(20,200)	(1,170,994)
Countrywide Financial	(45,700)	(1,677,190)
Dillards Inc. - Class A	(83,000)	(2,161,320)
Energy Select Sector	(70,000)	(3,803,100)
Factset Research Systems Inc.	(50,300)	(2,230,805)
Fastenal Company	(27,400)	(1,297,116)
Ford Motor Co.	(179,300)	(1,427,228)
Frontline Limited	(58,700)	(1,965,863)
Harley-Davidson Inc.	(67,500)	(3,501,900)
IndyMac Bancorp Inc.	(25,000)	(1,023,250)
iShares MSCI Japan	(710,900)	(10,236,960)
Jefferies Group Inc.	(35,700)	(2,088,450)
LandAmerica Financial	(90,600)	(6,147,210)
Lear Corp.	(56,200)	(996,426)
MicroStrategy Inc. (a)	(4,900)	(515,921)
Polaris Industries Inc.	(50,100)	(2,733,456)
Royal Caribbean Cruises Ltd.	(45,900)	(1,928,718)
Ship Finance International Ltd.	(620)	(10,639)
Sony Corp. -ADR	(84,700)	(3,902,129)
Tellabs Inc. (a)	(178,700)	(2,841,330)
Thor Industries Inc	(50,400)	(2,689,344)
Toro Co.	(55,000)	(2,626,250)
TRW Automotive Hldgs. (a)	(69,800)	(1,626,340)
Wells Fargo & Company	(67,700)	(4,323,999)
Winnebago Industries	(20,100)	(609,834)

TOTAL SECURITIES SOLD SHORT (Proceeds $61,816,699)		$(65,277,299)

ADR	American Depositary Receipt
(a)	Non-Income Producing Security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities had total value of $7,215,866 or 1.72% of net assets.

(c)	Private placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

March 31, 2006

Assets:
Investments, at value (Cost - see below)	$591,837,286
Cash	1,863,952
Deposit with broker for securities sold short and written options	53,233,368
Dividends receivable	1,015,593
Interest receivable	492,671
Receivable for investments sold	28,424,114
Receivable due from administrator	97,649
Other assets	163,239
Total Assets	677,127,872

Liabilities:
Securities sold short (Proceeds $61,816,699)	65,277,299
Options written at value (Premiums received $1,082,340)	128,500
Payable for investments purchased	15,995,909
Dividends payable	33,601
Accrued investment advisory fee	522,788
Accrued administration fee	185,880
Accrued trustees fee	6,864
Accrued offering costs	116,324
Other payables	134,742
Total Liabilities	82,401,907

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M28 and F7, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 4,000 and 3,000 shares issued and outstanding, respectively)	175,411,400

Net Assets	$419,314,565

Cost of investments	$526,727,218

Composition of Net Assets:
Paid in capital	335,417,496
Overdistributed net investment income	(1,687,065)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	22,981,479
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	62,602,655

Net Assets	$419,314,565

Shares of common stock outstanding of no par value, unlimited shares authorized	17,662,492
Net asset value per share	$23.74

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the period April 27, 2005 (inception) to March 31, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $198,124)	$6,128,553
Interest on investment securities	3,757,701
Interest on margin account	1,302,454
Total Income	11,188,708

Expenses:
Investment advisory fee	4,597,451
Administration fee	1,634,649
Trustees fee	137,459
Dividend expense - short sales	758,647
Interest on loan	419,339
Broker/dealer fees	242,211
Miscellaneous	108,571
Total Expenses	7,898,327
Expenses reimbursed by administrator	(97,649)
Net Expenses	7,800,678
Net Investment Income	3,388,030

Net realized gain (loss) on:
Investment securities	47,872,077
Foreign currency transactions	(116,902)
Options	(4,873,967)
Securities sold short	(4,226,645)
Change in net unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	62,602,655
Net gain on investments, options, securities sold short, and foreign currency transactions	101,257,218
Distributions to Preferred Shareholders from Net Investment Income	(4,007,324)
Net Increase in Net Assets Attributable to Common Shares from Operations	$100,637,924

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Period April 27, 2005 (Inception) to March 31, 2006

Common Shareholder Operations:
Net investment income	$3,388,030
Net realized gain (loss) from:
Investment securities	47,872,077
Foreign currency transactions	(116,902)
Options	(4,873,967)
Securities sold short	(4,226,645)
Change in net unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	62,602,655
Distributions to Preferred Shareholders From net investment income	(4,007,324)
Net increase in net assets attributable to common shares from operations	100,637,924

Distributions to Common Shareholders:
From net investment income	(16,744,251)
Net decrease in net assets from distributions	(16,744,251)

Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	290,665,000
Proceeds from the underwriters’ over-allotment option of common shares exercised, net of offering costs	40,026,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	6,729,892
Costs from issuance of preferred shares	(2,100,000)
Net increase in net assets from capital share transactions	335,320,892
Net Increase in Net Assets Attributible to Common Shares	419,214,565

Net Assets Attributable to Common Shares:
Beginning of period	100,000
End of period *	$419,314,565

*Includes overdistributed net investment income of:	$(1,687,065)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For the Period April 27, 2005 (Inception) to March 31, 2006

Per Common Share Operating Performance
Net asset value - beginning of period	$19.10
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments	6.01
Distributions to Preferred Shareholders:
From net investment income	(0.23)
Total from investment operations	5.76

Distributions to common shareholders:
From net investment income	(0.96)
Total distributions	(0.96)

Capital Share Transactions:
Common share offering costs charged to paid in capital	(0.04)
Preferred share offering costs and sales load charged to paid in capital	(0.12)
Total capital share transactions	(0.16)
Net asset value - end of period	$23.74
Market price - end of period	$22.46

Total Investment Return - Net Asset Value(1)	29.90%
Total Investment Return - Market Price (1)	17.36%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$419,315
Ratio to average net assets attributable to common shareholders:
Total expenses before reimbursements(3)	2.29	%(2)
Net expenses after reimbursements (3)	2.26	%(2)
Net expenses excluding dividends on short sales (3)	2.04	%(2)
Net investment income (3)	0.98	%(2)
Preferred share dividend	1.16	%(2)
Portfolio turnover rate	164%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$175,411
Total shares outstanding (000)	7
Asset coverage per share (4)	$84,961
Liquidation preference per share	$25,000
Average market value per share (5)	$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net  asset value excludes a sales load of $0.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment  plan. Total investment returns do not reflect brokerage commissions. Total investment returns for  less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized
(3)	Ratios do not reflect dividend payments to preferred shareholders
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding
(5)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

1.              Significant Accounting and Operating Policies

Clough Global Equity Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity as of March 31, 2006 was as follows:

Written Call Options	Contracts	Premiums
Outstanding at inception, April 27, 2005	—	—
Positions opened	300	$67,947
Expired	—	—
Closed	(300)	$(67,947)
Outstanding, March 31, 2006	—	—
Market Value, March 31, 2006	—	$—

Written Put Options	Contracts	Premiums
Outstanding at inception, April 27, 2005	—	—
Positions opened	37,800	2,605,186
Expired	(19,100)	(1,522,846)
Closed	—	—
Outstanding, March 31, 2006	18,700	$1,082,340
Market Value, March 31, 2006		$(128,500)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.              Taxes

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period April 27, 2005 (inception) to March 31, 2006, was as follows:

Distributions paid from:
Ordinary Income	$20,751,575
Long-Term Capital Gain	—
Total	$20,751,575

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2006, certain differences were reclassified. The Fund decreased accumulated net investment loss by $15,676,480, decreased accumulated net realized gain by $15,673,084 and decreased paid in capital by $3,396. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$26,375,366
Accumulated net realized gain	—
Unrealized appreciation	57,521,702
Total	$83,897,068

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of March 31, 2006
Gross appreciation (excess of value over tax cost)	$72,463,888
Gross depreciation (excess of tax cost over value)	(12,434,772)
Net unrealized appreciation	$60,029,116
Cost of investments for income tax purpose	$531,808,170

3.              Capital Transactions

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 17,662,492 common shares outstanding on March 31, 2006, ALPS Mutual Funds Services, Inc. owned 5,236 shares. The Fund issued 15,250,000 common shares in its initial public offering on April 27, 2005. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 1,500,000 common shares were issued on May 13, 2005, as well as another 600,000 common shares were issued on June 14, 2005. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $694,000 (representing $.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. ALPS Mutual Fund Services and Clough Capital Partners agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $0.0067 per common share) that exceed $.04 per common share.

Transactions in common shares for the period ended March 31, 2006, were as follows:

Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	15,250,000
Common shares issued from underwriters’ over-allotment option exercised	2,100,000
Common shares issued as reinvestment of dividends	307,256
Common shares outstanding - end of period	17,662,492

Preferred Shares: On September 14, 2005, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, estimated at $350,000, and the underwriters’ sales load totaling $1,750,000, have been borne by the common shareholders as a direct reduction to paid in capital.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has two series of Auction Market Preferred Shares (“AMPS”), M28 and F7. On September 14, 2005, the Fund issued 4,000 shares of Series M28 AMPS and 3,000 shares of Series F7 AMPS, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of March 31, 2006, the annualized dividend rates for the M28 and F7 series were 4.59% and 4.75%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates.

The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.              PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period April 27, 2005 (Inception) to March 31, 2006 aggregated $1,158,924,443 and $712,036,298, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period April 27, 2005 (Inception) to March 31, 2006 aggregated $102,891,000 and $72,852,865, respectively.

5.              INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.90% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS Mutual Funds Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.              LINE OF CREDIT

On July 15, 2005, a Security Agreement between the Fund and The Bank of New York (“BONY”) was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $175,000,000. The borrowings under the BONY line of credit are secured by pledging the Fund’s portfolio securities as collateral. During the period ended March 31, 2006, the average borrowing was $9,371,223 with an average rate on borrowings of 4.74%. The Security Agreement was terminated on September 23, 2005.

7.              OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2006 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20th Floor, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2005, are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDING

March 31, 2006 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2006 (unaudited)

Notice is hearby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2006 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2006.

Dividends Received Deduction	13.43%
Qualified Dividend Income	20.14%

Trustees & Officers

March 31, 2006 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee
W. Robert Alexander Age - 78 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	3

James E. Canty Age - 43 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Gold-stein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

			3

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee
Edmund J. Burke Age - 45 1625 Broadway Ste. 2200 Denver, CO 80202	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust.

N/A

Jeremy O. May Age - 36 1625 Broadway Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and First Funds.

N/A

Kim Storms Age - 33 1625 Broadway Ste. 2200 Denver, CO 80202	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee
Erin Douglas Age - 29 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Allocation Fund, and Clough Global Opportunities Fund

N/A

Brad Swenson Age - 33 1625 Broadway Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since Inception

Mr. Swenson joined ALPS as Chief Compliance Officer (“CCO”) in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit Manager at Janus Capital Group. Before joining Janus Mr. Swenson was a senior Internal Auditor for Oppenhiemer Funds. Because of his position with ALPS and ADI, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson is currently the CCO of Financial Investors Trust, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, SPDR Trust, Wisdom Tree Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee
Andrew C. Boynton Age - 50 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since Inception

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. My Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.

3

Robert Butler Age - 65 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.

3

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee
Mr. Adam Crescenzi Age - 63 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Allocation Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the Strategic Committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 62 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Work-shop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Richard C. Rantzow Age - 67 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Chairman of First Funds Trust and a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Jerry G. Rutledge Age - 61 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

This Page Intentionally Left Blank

Item 2. Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)    Not Applicable.

(c)    During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)    Not Applicable.

(f)     The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4. Principal Accounting Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $37,000 and $0, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial

3

statements and are not reported under paragraph (a) of this Item were $0 in 2006 and $0 in 2005.

(c)           The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,230 in 2006 and $0 in 2005.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $25,000, in 2006 and $0 in 2005.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

(h)           Not applicable.

Item 5.    Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boyton

Robert Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

4

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2006

Name	Title	Length of Service	Business Experience: 5 Years
Charles I Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2000	Founding Partner Clough Capital Partners LP.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2000	Founding Partner Clough Capital Partners LP.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2000

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

5

(a)(2)

As of March 31, 2006, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)
Eric A. Brock	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)
James E. Canty	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)

(1)Advisory fee based in part on performance of accounts.

(2) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect

6

transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2006.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2006.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Charles I. Clough, Jr.	$100,001 – $500,000
Eric A. Brock	$10,001 – $50,000
James E. Canty	$50,001 – $100,000

(1)   This information is as of March 31, 2006. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies.

None

7

Item 10. Submission of Matters to Vote of Security Holders

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 9, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 9, 2006

9